                                                                   EXHIBIT 23(b)

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (No. 333-04297) on Form S-3 of Comerica Incorporated of our report, dated January 26, 2001, on the consolidated statements of income, changes in shareholders' equity and comprehensive income, and cash flows of Imperial Bancorp and subsidiaries for the year ended December 31, 2000.




/s/ KPMG LLP

April 30, 2003
Los Angeles, California